UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________

FORM 8-K
______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive office

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On October 28, 2021, Lear Corporation (the “Company”) entered into an amended and restated credit agreement (the “A&R Credit Agreement”) among the Company, the foreign subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and HSBC Bank USA, National Association, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent. The A&R Credit Agreement increases the Company’s unsecured revolving credit facility from $1.75 billion to $2.0 billion (the “Revolving Credit Facility”) and extends the maturity of such Revolving Credit Facility to October 28, 2026. The Company’s $250.0 million unsecured term loan facility remains outstanding with a maturity of August 8, 2022.
The Revolving Credit Facility permits borrowings for general corporate and working capital purposes and the issuance of letters of credit. At the closing of the A&R Credit Agreement, there were no borrowings outstanding under the Company’s prior revolving credit facility.
Loans under the Revolving Credit Facility bear interest based on the LIBO Rate, EURIBOR Rate, CDOR Rate or SONIA, as applicable, or base rate plus a margin, determined in accordance with a pricing grid, ranging from 0.925% to 1.45% for term benchmark, central bank rate and SONIA loans and 0.00% to 0.45% for base rate and prime rate loans. In addition, a facility fee is payable on the Revolving Credit Facility at a rate, determined in accordance with a pricing grid, ranging from 0.075% to 0.20%.
As of October 28, 2021, the Company was in compliance with all covenants under the A&R Credit Agreement.
The description of the A&R Credit Agreement set forth above is qualified in its entirety by reference to the A&R Credit Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Section 7 - Regulation FD
Item 7.01. Regulation FD Disclosure
On October 29, 2021, the Company issued a press release announcing the A&R Credit Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:
Exhibit No.	Description
10.1
A&R Credit Agreement, dated as of October 28, 2021, among the Company, the foreign subsidiary borrowers from time to time party thereto, the lenders from time to time party thereto, Barclays Bank PLC, Bank of America, N.A., Citibank, N.A. and HSBC Bank USA, National Association, as syndication agents, and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press release, dated October 29, 2021, announcing the A&R Credit Agreement, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: October 28, 2021	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer